                                                                 EXHIBIT 10.2

                                                                    EXECUTION


                               WORLD COLOR PRESS, INC.

                                   THIRD AMENDMENT
                            TO SECOND AMENDED AND RESTATED
                                   CREDIT AGREEMENT


         This THIRD AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT (this "Amendment") is dated as of June 27, 1997 and entered into by and among WORLD COLOR PRESS, INC., a Delaware corporation ("Company"), the Lenders party to the Credit Agreement referred to below on the date hereof (the "Lenders"), and BANKERS TRUST COMPANY, as Administrative Agent, and, for purposes of Section 6 hereof, THE SUBSIDIARIES OF COMPANY LISTED ON THE SIGNATURE PAGES HERETO (each a "Guarantor" and collectively, the "Guarantors"). All capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement (as defined below).


                                       RECITALS

         WHEREAS, Company, the Lenders, BancAmerica Securities, Inc., as Syndication Agent, Citibank, N.A., as Documentation Agent and Bankers Trust Company, as Administrative Agent are parties to that certain Second Amended and Restated Credit Agreement dated as of June 6, 1996, as amended or modified by that certain First Amendment to Second Amended and Restated Credit Agreement dated as of June 10, 1996 and as further amended or modified by that certain Limited Waiver, Consent and Second Amendment to Second Amended and Restated Credit Agreement dated as of June 9, 1997 (as so amended and modified, the "Credit Agreement");

         WHEREAS, the parties hereto wish to amend the Credit Agreement as set forth below.

         NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

1.                            AMENDMENT

         All references to "Amsterdam Funding" in the Credit Agreement and in that certain Limited Waiver, Consent and Second Amendment to Second Amended and Restated Credit Agreement dated as of June 9, 1997 and the exhibits thereto are hereby amended to include Amsterdam Funding, Windmill Funding Corporation or another affiliate of ABN Amro.


2.                       LIMITATION OF AMENDMENT

         Without limiting the generality of the provisions of subsection 9.7 of the Credit Agreement, the amendment set forth above shall be limited precisely by its terms, shall not have any force or effect with respect to any other matter except as expressly provided above, and nothing in this Amendment shall be deemed to:

         (a) constitute a waiver or modification of any other term, provision or condition of the Credit Agreement or any other instrument or agreement referred to therein; or

         (b) prejudice any right or remedy that Administrative Agent or any Lender may now have (except to the extent such right or remedy was based upon existing defaults that will not exist after giving effect to this Amendment) or may have in the future under or in connection with the Credit Agreement or any other instrument or agreement referred to therein.

         Except as expressly set forth herein, the terms, provisions and conditions of the Credit Agreement and the other Loan Documents shall remain in full force and effect and in all other respects are hereby ratified and confirmed.


3.                      CONDITIONS TO EFFECTIVENESS


         Section 1 of this Amendment shall become effective only upon the satisfaction of all of the following conditions precedent (the date of satisfaction of such conditions being referred to herein as the "Third Amendment Effective Date"):

         A. On or before the Third Amendment Effective Date, Company and the Guarantors shall have delivered to Administrative Agent executed copies of this Amendment.

         B. On or before the Third Amendment Effective Date, Lenders shall have delivered to Administrative Agent an executed original or telefacsimile of a counterpart of this Amendment or shall have orally confirmed to Administrative Agent that such Lender agreed to all of the terms and conditions of this Amendment, as set forth herein.

4.                 COMPANY'S REPRESENTATIONS AND WARRANTIES

         In order to induce Lenders to enter into this Amendment and to amend the Credit Agreement in the manner provided herein, Company represents and warrants to each Lender that the following statements are true, correct and complete:

         A. Corporate Power and Authority. Company has all requisite corporate power and authority to enter into this Amendment and to carry out the transactions contemplated by, and perform its obligations under, the Credit Agreement as amended by this Amendment (the "Amended Agreement").

         B. Authorization of Agreements. The execution and delivery of this Amendment and the performance of the Amended Agreement have been duly authorized by all necessary corporate action on the part of Company.

         C. No Conflict. The execution and delivery by Company of this Amendment and the performance by Company of the Amended Agreement do not and will not (i) violate any provision of any law or any governmental rule or regulation applicable to Company or any of its Subsidiaries, the Certificate or Articles of Incorporation or Bylaws of Company or any of its Subsidiaries or any order, judgment or decree of any court or other agency of government binding on Company or any of its Subsidiaries, (ii) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any Contractual Obligation of Company or any of its Subsidiaries, (iii) result in or require the creation or imposition of any Lien upon any of the properties or assets of Company or any of its Subsidiaries (other than Liens created under any of the Loan Documents in favor of Administrative Agent on behalf of Lenders), or
(iv) require any approval of stockholders or any approval or consent of any Person under any Contractual Obligation of Company or any of its Subsidiaries, except for such approvals or consents which will be obtained on or before the Third Amendment Effective Date and disclosed in writing to Lenders.

         D. Governmental Consents. The execution and delivery by Company of this Amendment and the performance by Company of the Amended Agreement do not and will not require any registration with, consent or approval of, or notice to, or other action to, with or by, any federal, state or other governmental authority or regulatory body.

         E. Binding Obligation. This Amendment has been duly executed and delivered by Company and, when executed and delivered, this Amendment and the Amended Agreement will be the legally valid and binding obligations of Company, enforceable against Company in accordance with their respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors' rights generally or by equitable principles relating to enforceability.

         F. Incorporation of Representations and Warranties From Credit Agreement. The representations and warranties contained in Section 4 of the Credit Agreement are and will be true, correct and complete in all material respects on and as of the Third Amendment Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

         G. Absence of Default. No event has occurred and is continuing or will result from the consummation of the transactions contemplated by this Amendment that would constitute an Event of Default or a Potential Event of Default.


5.                           MISCELLANEOUS

         A. Reference to and Effect on the Credit Agreement and the Other Loan Documents.

         (i) On and after the Third Amendment Effective Date, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the "Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement shall mean and be a reference to the Amended Agreement.

         (ii) Except as specifically amended by this Amendment, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

         (iii) The execution, delivery and performance of this Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of Agent or any Lender under, the Credit Agreement or any of the other Loan Documents.

         B. Fees and Expenses. Company acknowledges that all costs, fees and expenses as described in subsection 9.3 of the Credit Agreement incurred by Administrative Agent and its counsel with respect to this Amendment and the documents and transactions contemplated hereby shall be for the account of Company.

         C. Headings. Section and subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

         D. Applicable Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING WITHOUT LIMITATION SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

         E. Counterparts; Effectiveness. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. This Amendment (other than the provisions of Section 1 hereof, the effectiveness of which is governed by
Section 3 hereof) shall become effective upon the execution of a counterpart hereof by Company, Lenders, Syndication Agent, Distribution Agent and Administrative Agent and receipt by Company and Administrative Agent of written or telephonic notification of such execution and authorization of delivery thereof.

6.            ACKNOWLEDGEMENT AND CONSENT BY GUARANTORS

         Each Guarantor hereby acknowledges that it has read this Amendment and consents to the terms thereof and further hereby confirms and agrees that, notwithstanding the effectiveness of this Amendment, the obligations of such Guarantor under the Guaranty shall not be impaired or affected and the Guaranty is, and shall continue to be, in full force and effect and is hereby confirmed and ratified in all respects.


                     [Remainder of page intentionally left blank]

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.


                             WORLD COLOR PRESS, INC.


                             By:
                                --------------------------
                                  Name:
                                  Title:


                             THE LANMAN COMPANIES, INC.


                             By:
                                --------------------------
                                  Name:
                                  Title:


                             LANMAN LITHOTECH, INC.


                             By:
                                --------------------------
                                  Name:
                                  Title:


                             CENTRAL FLORIDA PRESS, L.C.


                             By:
                                --------------------------
                                  Name:
                                  Title:


                             NORTHEAST GRAPHICS INC.


                             By:
                                --------------------------
                                  Name:
                                  Title:

                             THE WESSEL COMPANY, INC.


                             By:
                                --------------------------
                                  Name:
                                  Title:


                             IMAGE TECHNOLOGIES, INC.


                             By:
                                --------------------------
                                  Name:
                                  Title:


                             SHEA COMMUNICATIONS COMPANY


                             By:
                                --------------------------
                                  Name:
                                  Title:


                             KRUEGER ACQUISITION CORPORATION


                             By:
                                --------------------------
                                  Name:
                                  Title:


                             KRI, INC.


                             By:
                                --------------------------
                                  Name:
                                  Title:


                             RAI, INC.


                             By:
                                --------------------------
                                  Name:
                                  Title:

                             BCK 140 PARTNERSHIP

                             By:  WORLD COLOR PRESS, INC.,
                                  its General Partner


                             By:
                                --------------------------
                                  Name:
                                  Title:


                             By:  THE LANMAN COMPANIES, INC., its General
                                  Partner

                             By:
                                --------------------------
                                  Name:
                                  Title:


                             WORLD COLOR BOOK SERVICES, INC.


                             By:
                                --------------------------
                                  Name:
                                  Title:

                             BANKERS TRUST COMPANY,
                             individually as a Lender and
                             as Administrative Agent


                             By:
                                --------------------------
                                  Name:
                                  Title:


                             BANK OF AMERICA NT & SA,
                             as a Lender


                             By:
                                --------------------------
                                  Name:
                                  Title:


                             CITIBANK, N.A.,
                             as a Lender


                             By:
                                --------------------------
                                  Name:
                                  Title:


                             ABN AMRO BANK, NV, NEW YORK BRANCH,
                             as Lender

                             By:  ABN Amro North America,Inc.,
                                  as Agent

                             By:
                                --------------------------
                                  Name:
                                  Title:

                             BANK OF MONTREAL,
                             as Lender


                             By:
                                --------------------------
                                  Name:
                                  Title:

                             THE BANK OF NOVA SCOTIA,
                             as Lender


                             By:
                                --------------------------
                                  Name:
                                  Title:


                             BANK OF SCOTLAND,
                             as Lender


                             By:
                                --------------------------
                                  Name:
                                  Title:


                             BANK OF TOKYO - MITSUBISHI TRUST COMPANY, as Lender


                             By:
                                --------------------------
                                  Name:
                                  Title:


                             BANQUE PARIBAS,
                             as Lender


                             By:
                                --------------------------
                                  Name:
                                  Title:


                             CIBC, INC.,
                             as Lender


                             By:
                                --------------------------
                                  Name:
                                  Title:

                             FLEET NATIONAL BANK,
                             as Lender


                             By:
                                --------------------------
                                  Name:
                                  Title:


                             THE FUJI BANK, LIMITED, NEW YORK BRANCH, as Lender


                             By:
                                --------------------------
                                  Name:
                                  Title:


                             THE INDUSTRIAL BANK OF JAPAN, LTD.,
                             as Lender


                             By:
                                --------------------------
                                  Name:
                                  Title:


                             THE LONG-TERM CREDIT BANK OF JAPAN, LTD. CHICAGO BRANCH, as Lender


                             By:
                                --------------------------
                                  Name:
                                  Title:



                             PNC BANK, KENTUCKY, INC.,
                             as Lender


                             By:
                                --------------------------
                                  Name:
                                  Title:

                             THE SANWA BANK, LIMITED,
                             as Lender


                             By:
                                --------------------------
                                  Name:
                                  Title:


                             BANKBOSTON, N.A. (formerly know as The First
                             National Bank of Boston),
                             as Lender


                             By:
                                --------------------------
                                  Name:
                                  Title:

                             CREDIT SUISSE FIRST BOSTON
                             (formerly known as Credit
                   Suisse),
                             as Lender


                             By:
                                --------------------------
                                  Name:
                                  Title:


                             THE DAI-ICHI KANGYO BANK, LTD.,
                             as Lender


                             By:
                                --------------------------
                                  Name:
                                  Title:


                             DRESDNER BANK AG, NEW YORK AND GRAND CAYMAN
                             BRANCHES,
                             as Lender


                             By:
                                --------------------------
                                  Name:
                                  Title:

                             THE SAKURA BANK, LIMITED,
                             as Lender


                             By:
                                --------------------------
                                  Name:
                                  Title:


                             THE SUMITOMO BANK, LIMITED, NEW YORK BRANCH, as Lender


                             By:
                                --------------------------
                                  Name:
                                  Title:


                             THE SUMITOMO TRUST & BANKING CO., LTD., NEW YORK BRANCH, as Lender


                             By:
                                --------------------------
                                  Name:
                                  Title:



                             THE YASUDA TRUST AND BANKING CO., LTD., NEW YORK BRANCH, as Lender


                             By:
                                --------------------------
                                  Name:
                                  Title:

                             THE TOKAI BANK, LTD., NEW YORK BRANCH,
                             as Lender


                             By:
                                --------------------------
                                  Name:
                                  Title:


                             MERITA BANK LTD NEW YORK BRANCH,
                             as Lender


                             By:
                                --------------------------
                                  Name:
                                  Title:


                             BAYERISCHE VEREINSBANK AG, NEW YORK BRANCH, as
                             Lender


                             By:
                                --------------------------
                                  Name:
                                  Title:


                             THE BANK OF NEW YORK,
                             as Lender


                             By:
                                --------------------------
                                  Name:
                                  Title:




                             FIRST UNION NATIONAL BANK,
                             as Lender


                             By:
                                --------------------------
                                  Name:
                                  Title:

                             GIROCREDIT BANK
                             AKTIENGESELLSCHAFT DER SPARKASSEN,
                             GRAND CAYMAN ISLAND BRANCH,
                             as Lender


                             By:
                                --------------------------
                                  Name:
                                  Title:


                             BANK LEUMI TRUST COMPANY NEW
                             YORK,
                             as Lender


                             By:
                                --------------------------
                                  Name:
                                  Title:


                             CAISSE NATIONALE DE CREDIT
                             AGRICOLE,
                             as Lender


                             By:
                                --------------------------
                                  Name:
                                  Title:



                             GOLDMAN SACHS CREDIT PARTNERS
                             L.P.,
                             as Lender

                             By:
                                --------------------------
                                  Name:
                                  Title:

                             LEHMAN COMMERCIAL PAPER INC.,
                             as Lender


                             By:
                                --------------------------
                                  Name:
                                  Title:



                             MORGAN STANLEY SENIOR FUNDING,
                             INC.,
                             as Lender


                             By:
                                --------------------------
                                  Name:
                                  Title:



                             THE TOYO TRUST AND BANKING CO.
                             LTD.,
                             as Lender


                             By:
                                --------------------------
                                  Name:
                                  Title: